MENTOR PROMOTIONS, INC.
                             SUBSCRIPTION AGREEMENT

                                 July ____, 2002


MENTOR PROMOTIONS, INC.
5114 Dowell Circle
Rockwall, Texas 75032

Ladies and Gentlemen:

    1. PURCHASE OF COMMON STOCK. Intending to be legally bound , I hereby agree to purchase ________ shares of voting, no par value common stock (the "Shares") of Mentor Promotions, Inc. (the "Corporation") for ______________ U.S. Dollars (number of Shares to be purchased multiplied by $0.25). This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Subscription Agreement (the "Agreement"). I acknowledge that the Corporation reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Corporation in writing.

    2. PAYMENT. I agree to deliver to the Corporation immediately available funds in the full amount due under this Agreement, by certified or cashier's check payable to the "Mentor Promotions, Inc." The Corporation shall hold all funds until the minimum amount ($50,000) is raised and shall at that time promptly deposit the funds into the Company bank account.

    3. ISSUANCE OF SHARES. The Shares subscribed for herein will only be issued upon acceptance by the Corporation as evidenced by the Corporation returning to the investor an executed Agreement acknowledging acceptance and upon satisfaction of the terms and conditions of their purchase.

    4. REPRESENTATION AND WARRANTIES.
         A. I understand that the offering and sale of the Shares is registered under (i) the Securities Act of 1933, as amended (the "Securities Act"), and
(ii) various States' Divisions of Securities in compliance with their administration and enforcement of the respective States' Blue Sky Laws and Regulations. In accordance therewith and in furtherance thereof, I represent and warrant to and agree with the Corporation as follows:

         [1] I am a resident of the State of ________________ as of the date of this Agreement and I have no present intention of becoming a resident of any other state or jurisdiction;

         [2] I have received and have reviewed the Corporation's Prospectus dated ____________, 2002;

         [3] I have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Corporation concerning this investment, including the terms and conditions of this offering, and all such questions have been answered to my full satisfaction;

    5. IRREVOCABILITY; BINDING EFFECT. I hereby acknowledge and agree that the purchase hereunder is irrevocable, that I am not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive my death or disability and shall be binding upon and inure to the benefit of the parties and their heirs, executor, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and are binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

    6. MODIFICATION. Neither this Agreement not any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

    7. NOTICES. Any notice, demand or other communication which any party hereto may require, or may elect to give to anyone interested hereunder shall be sufficiently given if [a] deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested addressed to such address as may be listed on the books of the Corporation, [b] delivered personally at such address, or [c] delivered (in person, or by a facsimile transmission, telex or similar telecommunications equipment) against receipt.

    8. COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

    9. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as stated or referred to herein.

     10. SEVERABILITY. Each provision of the Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

     11. ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned except as may be provided herein.

     12. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas as applied to residents of that state executing contracts wholly to be performed in that state.

INDIVIDUAL(S) SUBSCRIBER

IN WITNESS WHEREOF, I have executed this Agreement as of the ____ day of ___________, 2002.

                                                   Address:

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Signature of Purchaser
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Name(s) of Purchaser  (Please print or type)

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Purchaser(s) Social Security Number


ENTITY SUBSCRIBER

IN WITNESS WHEREOF, I have executed this Agreement as of the ______ day of _________________, 2002.

                                                   Address:

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Entity
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Signed By

Its:
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Date


PURCHASE ACCEPTED FOR _________ SHARES:

MENTOR PROMOTIONS, INC.

By:
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       Mark Wells, President

Date:
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